SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 10, 2005
                                                -------------------------------

Commission          Registrant, State of Incorporation,       I.R.S. Employer
File Number         Address and Telephone Number              Identification No.

1-3526              The Southern Company                      58-0690070
                    (A Delaware Corporation)
                    270 Peachtree Street, N.W.
                    Atlanta, Georgia 30303
                    (404) 506-5000
1-3164              Alabama Power Company                     63-0004250
                    (An Alabama Corporation)
                    600 North 18th Street
                    Birmingham, Alabama 35291
                    (205) 257-1000
1-6468              Georgia Power Company                     58-0257110
                    (A Georgia Corporation)
                    241 Ralph McGill Boulevard, N.E.
                    Atlanta, Georgia 30308
                    (404) 506-6526
0-2429              Gulf Power Company                        59-0276810
                    (A Maine Corporation)
                    One Energy Place
                    Pensacola, Florida 32520
                    (850) 444-6111
001-11229           Mississippi Power Company                 64-0205820
                    (A Mississippi Corporation)
                    2992 West Beach
                    Gulfport, Mississippi 39501
                    (228) 864-1211
1-5072              Savannah Electric and Power Company       58-0418070
                    (A Georgia Corporation)
                    600 East Bay Street
                    Savannah, Georgia 31401
                    (912) 644-7171

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by six registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement

     On October 10, 2005, the Compensation and Management Succession Committee of the Board of Directors (the "Committee") of The Southern Company ("Southern Company") modified the terms of certain cash-based awards previously granted in February 2002, 2003, 2004 and 2005 to approximately 6,000 active and retired employees, as eligible participants in the Southern Company Omnibus Incentive Compensation Plan. Eligible participants include executive officers of Southern Company and its subsidiaries, including Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company.

     The cash-based awards provide for the payment of performance-based dividend equivalents on stock options held by eligible participants, with the amount of payment based on Southern Company's total shareholder return ranking in a utility peer group over four-year performance periods ending December 31, 2005, 2006, 2007 and 2008. For each of these performance periods, the dividend equivalents were to range from 25 percent of Southern Company's common stock dividend paid during the last year of the performance period if Southern Company's total shareholder return ranking over the performance period was at the 30th percentile of the group, to 100 percent of such dividend paid if Southern Company's total shareholder return ranking reaches the 90th percentile. The Committee modified the terms of the awards to provide for payment of dividend equivalents ranging from approximately five percent of such dividend paid if Southern Company's total shareholder return ranking over the performance period is in the first position above the 10th percentile to 100 percent of such

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dividend paid if Southern Company's total shareholder return ranking reaches the
90th percentile. No dividend equivalents will be paid if the total shareholder return ranking over the period is at or below the 10th percentile or if Southern Company's earnings are not sufficient to fund the current common stock dividend.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 12, 2005            THE SOUTHERN COMPANY



                                      By /s/Patricia A. Roberts
                                            Patricia A. Roberts
                                            Assistant Secretary


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY



                                      By    /s/Wayne Boston
                                              Wayne Boston
                                           Assistant Secretary